Phoenix Investment Partners


                                ANNUAL REPORT

                                  ABERDEEN

                                 JUNE 30, 2000



Phoenix-Aberdeen Worldwide Opportunities Fund




[LOGO]PHOENIX
      INVESTMENT PARTNERS

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Aberdeen Worldwide Opportunities Fund for the 12 months ended June 30, 2000. On the following pages, your Fund's portfolio management team reviews events in the worldwide equity markets and discusses their investment strategy. We hope you find their comments informative.

  With the unprecedented volatility that markets everywhere have been experiencing, this may be a good time to review a few "basics of investing."

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  Investors' biggest challenge is adopting an investing discipline and committing to it. Your financial representative can provide the insight and wisdom to help keep you on track to meet your personal investment goals.

  If you have any questions, please call your financial advisor or contact a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m., Monday through Friday. You can purchase or exchange shares, check your balance, and review your account history by visiting our INVESTOR CENTER at www.phoenixinvestments.com or by calling our automated account information center at 1-800-243-1574 (option 1), 24 hours a day, 7 days a week.

  Thank you for your continued confidence in us. As always, Phoenix Investment Partners remains committed to investor success.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JUNE 30, 2000

             --------------------------------------------------
             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the
             principal invested.
               --------------------------------------------------

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE VOLATILE MARKET CONDITIONS THAT HAVE BEEN PREVALENT OVER THE PAST 12 MONTHS?

A: For the 12 months ended June 30, 2000 Class A shares returned 11.49% and Class B shares returned 10.71% compared with a return of 12.19% for the Fund's benchmark, the MSCI World Index (net of foreign dividends).(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED THE WORLD MARKETS?

A: In response to economic growth in much of the world, equity markets performed strongly during the early part of last year. As the summer progressed, however, increasing inflationary concerns, a weak bond market and the onset of monetary tightening created significant headwinds, causing most markets to fall back by October to levels equal to the beginning of the year.

    Nevertheless, core inflation remained subdued in most countries (even as oil prices doubled), and both bonds and equities rallied sharply, led as ever by the U.S. Initially broad-based, the move in equities quickly focused on technology, media and telecommunications (TMT) -- sectors that were viewed as among the few to offer the prospect of good earnings growth in a low nominal growth, low inflation world. This preoccupation had been evident in the U.S. for some time, but the opportunities presented by the rapid adoption of an "Internet mentality" became more widely recognized in regions, such as the UK and Europe, during this period. Indeed, it is no exaggeration to say that from last fall until March, few investors were able to think of anything else.

    The extent of the relative moves between TMT and old-economy sectors went beyond anything previously seen outside of a mania; for example, in the U.S., the Nasdaq 100 Index(2) outperformed the Dow Jones Industrial Average(3) by 90% in the five months to mid-March. This effect was mirrored elsewhere, with the U.K.'s techMARK(4) rising a staggering 180% versus 8% for the FTSE 100,(5) while in Europe, even broader indices, with their heavy telecom weightings, joined the party with Germany's Dax 30(6) rising 48%.

    The surge, however, eventually proved unsustainable and, during March, the realization that valuations in these "new-economy" areas could no longer be justified, and also that the forgotten

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX (NET OF FOREIGN DIVIDENDS) IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN GLOBAL MARKET PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF THE LARGEST NON-FINANCIAL DOMESTIC AND INTERNATIONAL ISSUES LISTED ON THE NASDAQ (NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION) BASED ON MARKET CAPITALIZATION. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

majority of stocks were now incredibly cheap, sparked a spectacular reversal. In Japan, for example, the two leading Internet stocks, Softbank and Hikari Tsushin, both fell around 90% from their peaks. To put these falls into perspective, however, despite the Nasdaq losing nearly 40% of its value between mid-March and late-May, this merely saw it return to the levels of November. It is also worth noting that there were few signs of panic and volumes were relatively low.

    Coinciding with these developments, investors refocused on macro issues and cyclical developments. The U.S. economy surged ahead during the fourth quarter of 1999 and the first quarter of 2000 on the back of a soaring stock market and easy credit conditions as the Federal Reserve ensured sufficient liquidity within the financial system over the Y2K period. This momentum, coupled with an ever-widening current account deficit, led to the fear of open-ended monetary tightening.

    European economic activity was accelerating sharply, aided by the 18% fall in the euro since its launch as well as a very accommodative monetary policy. This raised fears of resurgent inflation, and the European central bank moved quickly to pre-empt problems. U.K. policymakers faced a different dilemma. Although a robust domestic economy necessitated tighter monetary policy, manufacturers suffered from the strength of sterling, which followed the ever rising dollar. These developments presented equities with severe headwinds as most leading Western central banks stepped up the pace of monetary tightening.

    Throughout this period, Japan was at odds with the rest of the global economy. It was, and remains, the only major economy not to see a significant improvement in its outlook, mired as it is in structural difficulties. Deflation continued to be a concern as the economy struggled to recover; indeed, government spending was a key factor in keeping growth in positive territory. Pacific Rim countries, in contrast, enjoyed a strong rebound, with both economies and financial markets recovering sharply.

Q: WHAT IS THE OUTLOOK FOR THE NEAR TERM?

A: In recent months, global financial market correlation has intensified, if anything, with moves on Wall Street reflected around the world in short order. This is particularly evident currently, as investors grapple with the present cycle of monetary tightening in a world dominated by the U.S. economy. Despite legitimate worries over strains within this economy, figures remain remarkably benign, even after an exceptionally strong first quarter. Second-quarter data are now suggesting a tentative slowdown (albeit from a very high level) and many analysts are of the view that the Federal Open Market Committee (FOMC) may only need to tighten once more in this cycle.

    The jury is still out as to whether we are just seeing a temporary pause in the U.S. or a genuine

(3) THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF 30 "BLUE CHIP" U.S. STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(4) TECHMARK IS THE LONDON STOCK EXCHANGE MARKET FOR INNOVATIVE TECHNOLOGY COMPANIES.
(5) THE FTSE 100 IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF THE 100 LARGEST COMPANIES LISTED ON THE LONDON STOCK EXCHANGE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(6) THE DAX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF 30 "BLUE CHIP" STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

slowdown, particularly given the frenetic pace of growth in the first quarter. However, the broad-based nature of weakness in the numbers suggests that monetary tightening and the deterioration in financial conditions (weaker equities) may at last be beginning to bite. Indeed, with the performance of the Nasdaq and U.S. final sales exhibiting a very close correlation in recent years, the sharp falls in the Nasdaq are likely to have had an impact on consumption. Contrarily, if this is the case, exactly the opposite effect will be the result of the latest stock market rally, which was accompanied by both a weaker dollar and lower bond yields. In reality, it will probably take several more months of data before a clearer picture of U.S. growth trends emerges and, in any event, below trend growth (i.e., 3.0% or less) appears unlikely this year.

    Outside of the U.S., the economic and inflationary environment remains relatively benign. In the U.K., domestic demand appears to be cresting, suggesting an imminent peak in the interest rate cycle. In addition, the recent 10% fall in sterling eased pressure on manufacturers, pointing to a more balanced outlook for activity. Euro-zone economies continue to gather pace. With unemployment only recently falling below 10%, however, there remains little danger of inflationary bottlenecks developing. The euro is at last showing signs of a rebound, reducing the impact on inflation from external shocks. The outlook is for continuing strong growth and low inflation, in spite of expectations for further monetary tightening over the next 12 months.

    After two quarters of negative GDP growth, figures for the first quarter of 2000 suggested that Japan was growing at a 10% rate. While the economy does indeed look to be improving a little, this surge is largely attributable to technical factors; therefore, the underlying growth rate is more likely to be closer to 1.5%. The corporate sector has shown signs of improvement with a pick up in capital spending, but, without the participation of consumers, the economy will struggle to develop a self-sustaining recovery. At $30, the oil price is now at a 10-year high and remains a cause of some inflationary concern. Nevertheless, there is little evidence as yet of much leakage into core inflation data.

    Trading in most world equity markets has calmed down considerably after the extreme volatility earlier in the year. In the U.S., financial markets are now pricing in little further tightening by the Federal Reserve. Yet, should economic growth remain robust as expected, then a reversal of sentiment may occur. This suggests that, even with a summer rally, another setback in equities is probable later in the year.

    Background conditions (economic and monetary) are favorable for U.K. equities, with a strong technical position (liquidity and merger and acquisition activity) adding support. The outlook for U.K. investors is positive, on the assumption that the U.S. achieves a soft economic landing. Indeed, the implication of many strategists' forecasts is a return in excess of 20% over the next 18 months, but volatility and sector rotation are likely to remain key features.

    The background for European equities is also favorable. Although interest rate rises in the region are clearly not at an end, accelerating economic activity and profits upgrades provide a positive backdrop. There are some concerns over valuations in the TMT sector that dominates indices, even after recent price falls, but stock selection should mitigate these worries, and the prospect of a revaluation of the euro in the medium term should add to potential returns for U.K.-based investors.

    Growing foreign investor disillusionment with Japanese equities was underlined by the fastest rate of monthly disinvestment in 10 years. While this is largely a result of an overweight position in technology issues, the economic news is not sufficiently positive, nor are structural problems being tackled aggressively enough to entice investors to reinvest. Other Far Eastern markets rallied recently on the back of easing U.S. interest rate tensions, and with background fundamentals still very positive, further progress is anticipated.

    Overall, the return of macroeconomic issues to center stage marked a turning point for equity markets, with investors now focusing much more closely on corporate profits and cash flow, rather than the concept-driven momentum investment seen earlier in the year. Wall Street still sets the trends, but with U.S. interest rates and global sector movements less of an issue, at least in the short term, the merits of individual markets may now come to the fore once again. In this environment, we favor the U.K., European and Pacific Basin markets.

                                                                 JULY 7, 2000

Phoenix-Aberdeen Worldwide Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 6/30/00

                                                                                         INCEPTION        INCEPTION
                                             1 YEAR        5 YEARS        10 YEARS       TO 6/30/00         DATE
                                            --------       --------       --------       ----------       ---------
Class A Shares at NAV(2)                     11.49%         17.05%         12.75%              --               --
Class A Shares at POP(3)                      5.08          15.67          12.08               --               --

Class B Shares at NAV(2)                     10.71          16.17             --            14.05%         7/15/94
Class B Shares with CDSC(4)                   6.93          16.17             --            14.05          7/15/94

Class C Shares at NAV(2)                     10.71             --             --            14.75         12/16/98
Class C Shares with CDSC(4)                  10.71             --             --            14.75         12/16/98

MSCI World (Net) Index(8)                    12.19          17.07          12.00           Note 5           Note 5
S&P 500 Stock Index(9)                        7.47          23.90          17.85           Note 6           Note 6

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

         (5) Index performance is 15.83% for Class B (since 7/31/94) and 14.03% for Class C (since 12/31/98).

         (6) Index performance is 23.94% for Class B (since 7/15/94) and 17.17% for Class C (since 12/16/98).

         (7) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.

         (8)            The MSCI World (Net) Index (Morgan Stanley Capital
                        International World (Net) Index) is an unmanaged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges.

         (9) The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 6/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PHOENIX-ABERDEEN WORLDWIDE CLASS A(7)  MSCI WORLD (NET)(8)  S&P 500 STOCK INDEX(9)
6/29/1990                                 $9,425              $10,000                 $10,000
6/28/1991                                 $8,928               $9,510                 $10,740
6/30/1992                                 $9,413               $9,912                 $12,186
6/30/1993                                $10,488              $11,573                 $13,843
6/30/1994                                $13,368              $12,758                 $14,029
6/30/1995                                $14,241              $14,119                 $17,692
6/28/1996                                $17,287              $16,722                 $22,313
6/30/1997                                $19,603              $20,447                 $30,067
6/30/1998                                $25,769              $23,929                 $39,177
6/30/1999                                $28,062              $27,678                 $48,073
6/30/2000                                $31,287              $31,053                 $51,662

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                       6/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States   38%
United Kingdom  12%
Japan           11%
Netherlands      6%
France           5%
Spain            5%
Sweden           4%
Other           19%

                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Worldwide Opportunities Fund

                                TOP TEN HOLDINGS

    1.  Shaw Group, Inc. (The)                                         1.7%
        FABRICATOR OF PIPING SYSTEMS
    2.  Calpine Corp.                                                  1.6%
        DEVELOPER OF POWER GENERATION FACILITIES
    3.  Tyco International Ltd.                                        1.5%
        TELECOMMUNICATIONS, HEALTH CARE AND SPECIAL PRODUCTS, FIRE AND
        SECURITY SERVICES
    4.  WorldCom, Inc.                                                 1.5%
        PROVIDES A BROAD RANGE OF COMMUNICATIONS AND NETWORKING SERVICES
    5.  American International Group, Inc.                             1.4%
        MAJOR INTERNATIONAL INSURANCE HOLDING COMPANY
    6.  Citigroup, Inc.                                                1.4%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    7.  Telefonaktiebolaget LM Ericsson AB Class B                     1.4%
        PROVIDES ADVANCED SYSTEMS AND PRODUCTS FOR WIRED AND MOBILE
        COMMUNICATIONS
    8.  Swire Pacific Ltd. Class B                                     1.4%
        TRANSATLANTIC AIRLINE
    9.  Bank of New York Co., Inc. (The)                               1.3%
        COMMERCIAL BANK
   10.  General Dynamics Corp.                                         1.3%
        AEROSPACE COMPANY

                          INVESTMENTS AT JUNE 30, 2000

                                                SHARES        VALUE
                                              -----------  -----------
COMMON STOCKS--37.0%

UNITED STATES--37.0%
AES Corp. (The) (Power Producers
(Independent))(b).......................          45,000   $ 2,053,125
ALLTEL Corp. (Telephone)................          23,000     1,424,563
AT&T Corp. (Telecommunications (Long
Distance))..............................               1            32
Alcoa, Inc. (Aluminum)..................          60,000     1,740,000
American General Corp. (Insurance
(Life/Health))..........................          32,000     1,952,000

American International Group, Inc.
(Insurance (Multi-Line))................          27,000     3,172,500

Baker Hughes, Inc. (Oil & Gas
(Drilling & Equipment)).................          71,000     2,272,000

Bank of New York Co., Inc. (The) (Banks
(Major Regional)).......................          63,000     2,929,500

Biogen, Inc. (Biotechnology)(b).........          11,500       741,750
CIGNA Corp. (Insurance (Multi-Line))....          26,000     2,431,000
Cabletron Systems, Inc. (Computers
(Networking))(b)........................          66,000     1,666,500
Calpine Corp. (Power Producers
(Independent))(b).......................          54,000     3,550,500

Chase Manhattan Corp. (The) (Banks
(Money Center)).........................          48,000     2,211,000

Citigroup, Inc. (Financial
(Diversified))..........................          52,000     3,133,000

Crown Castle International Corp.
(Services (Commercial & Consumer))(b)...          70,000     2,555,000

                                                SHARES        VALUE
                                              -----------  -----------
UNITED STATES--CONTINUED

Delphi Automotive Systems Corp. (Auto
Parts & Equipment)......................         165,000   $ 2,423,437

Diamond Offshore Drilling, Inc. (Oil &
Gas (Drilling & Equipment)).............          15,000       526,875

First Data Corp. (Services (Data
Processing))............................          50,000     2,481,250
Ford Motor Co. (Automobiles)............          18,000       774,000
GTE Corp. (Telephone)...................          35,000     2,178,750
General Dynamics Corp.
(Aerospace/Defense).....................          55,000     2,873,750

Honeywell International, Inc.
(Manufacturing (Diversified))...........          50,000     1,684,375

Illinois Tool Works, Inc. (Manufacturing
(Diversified))..........................          23,000     1,311,000

Ingersoll-Rand Co. (Machinery
(Diversified))..........................          20,000       805,000

International Business Machines Corp.
(Computers (Hardware))..................          13,000     1,424,312

Lear Corp. (Auto Parts &
Equipment)(b)...........................          11,000       220,000
Litton Industries, Inc. (Electronics
(Defense))(b)...........................          40,000     1,680,000
Lockheed Martin Corp.
(Aerospace/Defense).....................          40,000       992,500

MIH Ltd. (Broadcasting (Television,
Radio & Cable))(b)......................          11,000       330,344

8                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES        VALUE
                                              -----------  -----------
UNITED STATES--CONTINUED
Manufacturers' Services Ltd. (Electrical
Equipment)(b)...........................          21,500   $   442,094
MasTec, Inc. (Engineering &
Construction)(b)........................          22,100       843,944

Minnesota Mining and Manufacturing Co.
(Manufacturing (Diversified))...........          30,000     2,475,000

Morgan (J.P.) & Co., Inc. (Banks (Money
Center))................................          17,000     1,872,125
Motorola, Inc. (Communications
Equipment)..............................          37,000     1,075,312
Philip Morris Cos., Inc. (Tobacco)......          78,000     2,071,875
Shaw Group, Inc. (The) (Metal
Fabricators)(b).........................          80,000     3,770,000
Solectron Corp. (Electrical
Equipment)(b)...........................          45,000     1,884,375
Texaco, Inc. (Oil (International
Integrated))............................          35,000     1,863,750
Tyco International Ltd. (Manufacturing
(Diversified))..........................          70,000     3,316,250
United Technologies Corp. (Manufacturing
(Diversified))..........................          44,500     2,619,938

Unocal Corp. (Oil & Gas (Exploration &
Production))............................          35,000     1,159,375

Viatel, Inc. (Telecommunications (Long
Distance))(b)...........................          18,898       539,774
Visteon Corp. (Auto Parts &
Equipment)(b)...........................           2,356        28,566

Watson Pharmaceuticals, Inc. (Health
Care (Generic and Other))(b)............          45,000     2,418,750

WorldCom, Inc. (Telecommunications (Long
Distance))(b)...........................          70,000     3,211,250
                                                           -----------
                                                            81,130,441
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $77,240,149)                               81,130,441
----------------------------------------------------------------------

FOREIGN COMMON STOCKS--60.5%

AUSTRALIA--1.0%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................         150,000       896,127

QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................         260,000     1,275,725
                                                           -----------
                                                             2,171,852
                                                           -----------

BELGIUM--0.2%
Dexia (Banks (Major Regional))..........           3,179       487,577

                                                SHARES        VALUE
                                              -----------  -----------
BELGIUM--CONTINUED
Dexia Strips (Banks (Major
Regional))(b)...........................           3,471   $       166
                                                           -----------
                                                               487,743
                                                           -----------

BRAZIL--0.8%
Aracruz Celulose SA ADR (Paper & Forest
Products)...............................          17,500       337,969

Companhia Cervejaria Brahma ADR
(Beverages (Alcoholic)).................          21,000       357,000

Tele Centro Sul Participacoes SA ADR
(Telecommunications (Long Distance))....           7,000       511,438

Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance))....          22,000       519,750
                                                           -----------
                                                             1,726,157
                                                           -----------

CHILE--0.1%
Companhia de Telecomunicaciones de Chile
SA ADR (Telecommunications (Long
Distance))..............................           9,000       163,125

DENMARK--0.2%
Danisco A/S (Foods).....................          16,665       558,916

FINLAND--1.9%
Nokia Oyj (Communications Equipment)....          37,268     1,909,485
Nokia Oyj ADR (Communications
Equipment)..............................          38,400     1,917,600
Sonera Oyj (Telephone)..................           7,500       343,295
                                                           -----------
                                                             4,170,380
                                                           -----------

FRANCE--5.1%
Air Liquide SA (Chemicals
(Specialty))............................           5,820       762,090
Aventis SA (Chemicals (Diversified))....          27,200     1,993,328
Axa (Insurance (Multi-Line))............           7,691     1,216,464
Carrefour SA (Retail (Food Chains)).....          10,566       725,197

Castorama Dubois Investissement SA
(Retail (Building Supplies))............           4,602     1,142,559

Euler SA (Financial (Diversified))(b)...           5,600       268,351
Group Danone (Foods)....................           5,400       719,517
Lafarge SA (Construction (Cement &
Aggregates))............................          13,755     1,073,291

STMicroelectronics NV (Electronics
(Semiconductors)).......................           6,876       435,023

Schneider Electric SA (Electrical
Equipment)..............................          17,651     1,235,164

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES        VALUE
                                              -----------  -----------
FRANCE--CONTINUED
Suez Lyonnaise des Eaux SA (Engineering
& Construction).........................           3,147   $   553,561

Valeo SA (Auto Parts & Equipment).......           7,577       406,741
Vivendi SA (Manufacturing
(Diversified))..........................           8,735       774,109
                                                           -----------
                                                            11,305,395
                                                           -----------

GERMANY--2.2%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................           2,880     1,049,080
Bayerische Hypo- und Vereinsbank AG
(Banks (Major Regional))................          13,671       892,442

Bayerische Motoren Werke AG
(Automobiles)...........................          21,600       654,294

Deutsche Bank AG Registered Shares
(Banks (Major Regional))................          15,263     1,264,114

E.On AG (Manufacturing (Diversified))...          10,068       496,065
RWE AG (Manufacturing (Diversified))....          14,193       478,905
                                                           -----------
                                                             4,834,900
                                                           -----------

GREECE--0.3%
Hellenic Telecommunications Organization
SA (Telephone)..........................          29,200       715,421

HONG KONG--1.4%
Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........       3,660,000     2,981,515

HUNGARY--0.3%
Magyar Tavkozlesi Rt ADR
(Telecommunications (Long Distance))....          17,900       616,431

INDIA--0.8%
BSES Ltd. GDR (Electric Companies)(b)...          50,000       937,500
Mahanagar Telephone Nigam Ltd. GDR
(Telephone).............................          70,000       735,000
                                                           -----------
                                                             1,672,500
                                                           -----------

INDONESIA--0.2%
PT Indonesian Satellite Corp. Tbk
(Telephone).............................         255,000       300,095

PT Indonesian Satellite Corp. Tbk ADR
(Telecommunications (Long Distance))....          15,000       170,625
                                                           -----------
                                                               470,720
                                                           -----------

                                                SHARES        VALUE
                                              -----------  -----------

ISRAEL--0.2%
Bank Hapoalim Ltd. (Banks (Major
Regional))..............................         121,000   $   350,888

ITALY--1.5%
Banca Intesa SPA (Banks (Major
Regional))..............................         261,629       621,971
Banca Intesa SPA-New (Banks (Major
Regional))..............................           9,343        42,308

Riunione Adriatica di Sicurta SPA
(Insurance (Multi-Line))................         180,000     1,984,279

San Paolo - IMI SPA (Banks (Major
Regional))..............................          37,416       666,759
                                                           -----------
                                                             3,315,317
                                                           -----------

JAPAN--10.4%
Canon, Inc. (Office Equipment &
Supplies)...............................          33,000     1,646,857
Circle K Japan Co., Ltd. (Retail (Food
Chains))................................          31,000     1,128,056
Dai Nippon Printing Co., Ltd. (Specialty
Printing)...............................          70,000     1,236,561
Fuji Photo Film Co., Ltd.
(Photography/Imaging)...................          35,000     1,435,707
Hitachi Credit Corp. (Consumer
Finance)................................          45,000     1,220,682
Ito-Yokado Co., Ltd. (Retail (Food
Chains))................................          18,000     1,085,429
Kao Corp. (Household Products
(Non-Durable))..........................          40,000     1,224,935
Mabuchi Motor Co., Ltd. (Electrical
Equipment)..............................           8,000     1,035,902

NTT DoCoMo, Inc. (Telecommunications
(Cellular/ Wireless))...................             370     1,003,672

Nikko Securities Co., Ltd. (The)
(Investment Banking/Brokerage)..........         130,000     1,290,152

Rinnai Corp. (Household Furnishings &
Appliances).............................          58,000     1,296,484
Rohm Co., Ltd. (Electronics
(Semiconductors)).......................           3,700     1,084,106

Sankyo Co., Ltd. (Health Care
(Drugs-Major Pharmaceuticals))..........          75,000     1,697,755

Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................         155,000     1,239,396

Secom Co., Ltd. (Services (Commercial &
Consumer))..............................          16,000     1,172,006

Sharp Corp. (Household Furnishings &
Appliances).............................          82,000     1,453,193

Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................          32,000     1,627,198

Suzuki Motor Corp. (Automobiles)........          70,000       905,091
                                                           -----------
                                                            22,783,182
                                                           -----------

10                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES        VALUE
                                              -----------  -----------
MALAYSIA--0.5%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic)).................         100,000   $   336,849
Malaysian Oxygen Berhad (Chemicals
(Specialty))............................         127,000       360,955
Sime UEP Properties Berhad
(Homebuilding)..........................         274,000       367,745
                                                           -----------
                                                             1,065,549
                                                           -----------

MEXICO--0.8%
Cemex SA de CV ADR (Construction (Cement
& Aggregates))..........................             559        13,067

Fomento Economico Mexicano SA de CV ADR
(Beverages (Alcoholic)).................          10,800       465,075
Grupo Televisa SA GDR (Broadcasting
(Television, Radio & Cable))(b).........           4,000       275,750

Telefonos de Mexico SA de C.V. ADR
Series L (Telecommunications (Long
Distance))..............................          19,000     1,085,375
                                                           -----------
                                                             1,839,267
                                                           -----------
NETHERLANDS--6.3%
ASM Lithography Holding NV (Equipment
(Semiconductors)).......................          37,770     1,629,990
Elsevier NV (Publishing)................          75,845       922,616
Fortis (NL) NV (Financial
(Diversified))..........................          22,675       662,731
Gucci Group (Textiles (Apparel))........           7,316       691,135
Gucci Group NV ADR (Textiles
(Specialty))............................           1,800       170,550
Heineken NV (Beverages (Alcoholic)).....          23,060     1,409,198
IHC Caland NV (Oil & Gas (Drilling &
Equipment)).............................          18,636       911,077
ING Groep NV (Financial
(Diversified))..........................          15,741     1,068,312
KPN NV (Telephone)(b)...................          15,972       717,301

Koninklijke (Royal) Philips Electronics
NV ADR (Electrical Equipment)...........           7,728       367,080

Koninklijke Ahold NV (Retail (Food
Chains))................................          20,500       605,843

Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................          30,577     1,908,131

United Pan-Europe Communications NV
(Broadcasting (Television, Radio &
Cable)).................................          38,135     1,001,263

VNU NV (Publishing).....................          18,583       963,708

                                                SHARES        VALUE
                                              -----------  -----------
NETHERLANDS--CONTINUED
Versatel Telecom International NV
(Telephone)(b)..........................          17,700   $   746,549
                                                           -----------
                                                            13,775,484
                                                           -----------

PHILIPPINES--0.1%
Ayala Land, Inc. (Financial
(Diversified))..........................       2,400,000       305,353

POLAND--0.2%
Elektrim Spolka Akcyjna SA (Distributors
(Food & Health))........................          39,800       456,962

SINGAPORE--0.7%
Singapore Airlines Ltd. (Airlines)......          76,000       751,657
United Overseas Bank Ltd. (Banks (Major
Regional))..............................         111,760       730,424
                                                           -----------
                                                             1,482,081
                                                           -----------

SOUTH AFRICA--0.5%
BoE Ltd. (Financial (Diversified))......         988,930       561,580
De Beers (Metals Mining)................          18,075       439,893
RMB Holdings Ltd. (Financial
(Diversified))..........................          29,944        44,608
                                                           -----------
                                                             1,046,081
                                                           -----------

SOUTH KOREA--0.6%
Kookmin Bank (Banks (Major Regional))...          51,808       659,804
Pohang Iron & Steel Co., Ltd. (Iron &
Steel)..................................           9,000       781,413
                                                           -----------
                                                             1,441,217
                                                           -----------

SPAIN--4.4%
Altadis SA (Tobacco)....................         126,600     1,952,640

Amadeus Global Travel Distribution SA
(Services (Employment))(b)..............         104,125     1,192,766

Banco Bilbao Vizcaya Argentaria SA
(Banks (Major Regional))................          33,457       501,919

Banco Popular Espanol SA (Banks (Major
Regional))..............................          23,104       717,571

Banco Santander Central Hispano SA
(Banks (Major Regional))................          29,601       313,546

Banco Santander Central Hispano SA ADR
(Banks (Money Center))..................          13,700       142,138

Empresa Nacional de Electricidad SA
(Electric Companies)....................          26,000       505,694

Grupo Dragados SA (Engineering &
Construction)...........................          46,629       335,682

                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES        VALUE
                                              -----------  -----------
SPAIN--CONTINUED
Repsol YPF SA (Oil & Gas (Refining &
Marketing)).............................         102,647   $ 2,051,562
Telefonica SA (Telephone)(b)............          92,383     1,992,540
Telefonica SA ADR (Telecommunications
(Long Distance))(b).....................             918        58,809
                                                           -----------
                                                             9,764,867
                                                           -----------

SWEDEN--3.7%
ABB Ltd. (Electrical Equipment).........           5,105       594,855
Assa Abloy AB Class B (Machinery
(Diversified))..........................          24,440       493,218

Electrolux AB Class B (Household
Furnishings & Appliances)...............          34,468       536,431

Skandia Forsakrings AB (Insurance
(Life/Health))..........................          39,180     1,040,843

Skandinaviska Enskilda Banken Class A
(Banks (Major Regional))................          53,086       632,501

Svenska Handelsbanken AB Class A (Banks
(Major Regional)).......................         101,200     1,476,914

Tele1 Europe Holding AB
(Telephone)(b)..........................          23,400       288,141

Telefonaktiebolaget LM Ericsson AB Class
B (Communications Equipment)............         154,280     3,069,515
                                                           -----------
                                                             8,132,418
                                                           -----------

SWITZERLAND--3.3%
Credit Suisse Group Registered Shares
(Banks (Major Regional))................           5,220     1,041,708

Nestle SA Registered Shares (Foods).....             641     1,287,069

Novartis AG Registered Shares (Health
Care (Drugs-Major Pharmaceuticals)).....             955     1,517,598

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))..........             136     1,328,159

UBS AG Registered Shares (Banks (Major
Regional))..............................          10,512     1,545,055

Zurich Allied AG (Financial
(Diversified))..........................             921       456,515
                                                           -----------
                                                             7,176,104
                                                           -----------

TAIWAN--0.5%
Bank Sinopac (Banks (Major
Regional))(b)...........................         730,000       469,301

                                                SHARES        VALUE
                                              -----------  -----------
TAIWAN--CONTINUED
President Chain Store Corp. (Retail
(Food Chains))..........................         120,000   $   448,067
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................          45,238       130,059
                                                           -----------
                                                             1,047,427
                                                           -----------

THAILAND--0.3%
BEC World Public Co., Ltd.
(Entertainment).........................         101,000       602,543

TURKEY--0.2%
Yapi ve Kredi Bankasi AS (Banks (Major
Regional))..............................      34,069,385       379,478

UNITED KINGDOM--11.8%
3i Group PLC (Investment
Banking/Brokerage)......................          51,712     1,063,910

AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........          26,370     1,231,571

BAE Systems PLC (Aerospace/Defense).....          64,796       404,147
BG Group PLC (Natural Gas)..............          55,567       359,202
BOC Group PLC (Chemicals (Specialty))...          16,459       236,713
BP Amoco PLC (Oil (Domestic
Integrated))............................         223,378     2,143,996
Bank of Scotland (Banks (Major
Regional))..............................          56,916       541,544
Barclays PLC (Banks (Major Regional))...          17,004       422,944
Bass PLC (Beverages (Alcoholic))........          31,419       353,407
Berkeley Group PLC (The)
(Homebuilding)..........................          30,194       285,690
British American Tobacco PLC
(Tobacco)...............................          44,056       294,129
British Telecommunications PLC
(Telephone).............................          86,549     1,118,959
CGNU PLC (Insurance (Multi-Line)).......          26,951       448,809
CMG PLC (Services (Data Processing))....         112,600     1,597,469
Cable & Wireless PLC (Telephone)........          39,368       666,911

Capital Radio PLC (Broadcasting
(Television, Radio & Cable))............          10,900       254,534

Carlton Communications PLC
(Entertainment).........................          38,700       497,994
Colt Telecom Group PLC (Telephone)(b)...           8,241       274,471
Compass Group PLC (Restaurants).........          19,171       252,643

Daily Mail and General Trust (Publishing
(Newspapers))...........................          12,800       221,876

Dixons Group PLC (Retail (Computers &
Electronics))...........................          38,657       157,425

FirstGroup PLC (Services (Commercial &
Consumer))..............................          76,938       278,377

Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))..........          48,837     1,424,705

12                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES        VALUE
                                              -----------  -----------
UNITED KINGDOM--CONTINUED
Granada Group PLC (Restaurants).........          34,005   $   339,767
HSBC Holdings PLC (Financial
(Diversified))..........................          82,881       947,946
Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)..................          91,045       319,771
Invensys PLC (Machinery
(Diversified))..........................          84,864       318,617

Legal & General Group PLC (Insurance
(Multi-Line))...........................         198,429       464,118

Lloyds TSB Group PLC (Financial
(Diversified))..........................          65,054       614,544
Logica PLC (Services (Data
Processing))............................          36,144       855,790
Marconi PLC (Electronics (Component
Distributors))..........................          18,300       238,256
RMC Group PLC (Construction (Cement &
Aggregates))............................          17,854       230,287
Reuters Group PLC (Publishing)..........          22,638       386,239
Rio Tinto PLC (Metals Mining)...........          29,383       480,412

Royal & Sun Alliance Insurance Group PLC
(Insurance (Multi-Line))................          61,252       397,807
Sage Group PLC (The) (Computers
(Software & Services))..................          22,460       181,911

Schroders PLC (Investment
Banking/Brokerage)......................          16,349       294,037

Serco Group PLC (Services (Commercial &
Consumer))..............................          62,538       494,680
Shell Transport & Trading Co. PLC (Oil
(Domestic Integrated))..................         102,856       858,755

SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........          63,322       829,211

Smiths Industries PLC
(Aerospace/Defense).....................          15,692       203,232

Vodafone AirTouch PLC
(Telecommunications
(Cellular/Wireless))....................         618,107     2,498,442
WPP Group PLC (Services
(Advertising/Marketing))................          14,380       210,078

                                                SHARES        VALUE
                                              -----------  -----------
UNITED KINGDOM--CONTINUED
Woolwich PLC (Consumer Finance).........          42,238   $   178,882
                                                           -----------
                                                            25,874,208
                                                           -----------
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $112,963,789)                             132,713,481
----------------------------------------------------------------------

WARRANTS--0.0%

GERMANY--0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance (Multi-Line))(b)....              94         7,884
----------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                             7,884
----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $190,203,938)                             213,851,806
----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Koch Industries, Inc. 6.89%,
7/3/00........................      A-1+      $4,505   4,503,276

General Electric Capital Corp.
6.85%, 7/5/00.................      A-1+        260      259,802
                                                      ----------
                                                       4,763,078
                                                      ----------
----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,763,078)                           4,763,078
----------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $194,967,016)                       218,614,884(a)
Cash and receivables, less liabilities--0.3%             763,217
                                                    ------------
NET ASSETS--100.0%                                  $219,378,101
                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,270,083 and gross depreciation of $12,456,182 for federal income tax purposes. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $196,800,983.
(b)  Non-income producing.

                       See Notes to Financial Statements                      13

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................       2.1
Airlines................................       0.3
Aluminum................................       0.8
Auto Parts & Equipment..................       1.4
Automobiles.............................       1.1
Banks (Major Regional)..................       8.4
Banks (Money Center)....................       2.0
Beverages (Alcoholic)...................       1.4
Biotechnology...........................       0.3
Broadcasting (Television, Radio &
  Cable)................................       0.9
Chemicals (Diversified).................       0.9
Chemicals (Specialty)...................       1.4
Communications Equipment................       3.7
Computers (Hardware)....................       0.7
Computers (Networking)..................       0.8
Computers (Software & Services).........       0.1
Construction (Cement & Aggregates)......       0.6
Consumer Finance........................       0.6
Distributors (Food & Health)............       0.2
Electric Companies......................       0.7
Electrical Equipment....................       2.4
Electronics (Component Distributors)....       0.3
Electronics (Defense)...................       0.8
Electronics (Semiconductors)............       0.7
Engineering & Construction..............       0.8
Entertainment...........................       0.5
Equipment (Semiconductors)..............       0.8
Financial (Diversified).................       3.8
Foods...................................       1.3
Gaming, Lottery & Pari-Mutuel
  Companies.............................       0.1
Health Care (Drugs-Major
  Pharmaceuticals)......................       3.7
Health Care (Generic And Other).........       1.1
Homebuilding............................       0.3
Household Furnishings & Appliances......       1.5
Household Products (Non-Durable)........       0.6
Insurance (Life/Health).................       1.4
Insurance (Multi-Line)..................       5.2
Insurance (Property-Casualty)...........       0.6
Investment Banking/Brokerage............       1.2
Iron & Steel............................       0.4
Machinery (Diversified).................       0.8
Manufacturing (Diversified).............       7.5
Metal Fabricators.......................       1.8
Metals Mining...........................       0.4
Natural Gas.............................       0.6
Office Equipment & Supplies.............       0.8
Oil & Gas (Drilling & Equipment)........       1.7
Oil & Gas (Exploration & Production)....       0.5
Oil & Gas (Refining & Marketing)........       1.0
Oil (Domestic Integrated)...............       2.3
Oil (International Integrated)..........       0.9
Paper & Forest Products.................       0.2
Photography/Imaging.....................       0.7
Power Producers (Independent)...........       2.6
Publishing..............................       1.1
Publishing (Newspapers).................       0.1
Restaurants.............................       0.3
Retail (Building Supplies)..............       0.5
Retail (Computers & Electronics)........       0.1
Retail (Food Chains)....................       1.9
Services (Advertising/Marketing)........       0.1
Services (Commercial & Consumer)........       2.1
Services (Data Processing)..............       2.3
Services (Employment)...................       0.6
Specialty Printing......................       0.6
Telecommunications
  (Cellular/Wireless)...................       1.6
Telecommunications (Long Distance)......       3.2
Telephone...............................       5.4
Textiles (Apparel)......................       0.3
Textiles (Specialty)....................       0.1
Tobacco.................................       2.0
                                          --------
                                             100.0%
                                          ========

14                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000

ASSETS
Investment securities at value
  (Identified cost $194,967,016)                              $  218,614,884
Foreign currency at value (Identified cost $54,793)                   54,778
Receivables
  Investment securities sold                                       5,413,491
  Dividends and interest                                             294,374
  Tax reclaims                                                       161,387
  Fund shares sold                                                   108,988
Prepaid expenses                                                       2,046
                                                              --------------
  Total assets                                                   224,649,948
                                                              --------------
LIABILITIES
Custodian                                                          1,426,757
Payables
  Investment securities purchased                                  2,888,085
  Fund shares repurchased                                            496,157
  Investment advisory fee                                            136,538
  Transfer agent fee                                                  77,255
  Distribution fee                                                    60,382
  Financial agent fee                                                 19,505
  Trustees' fee                                                       14,426
Accrued expenses                                                     152,742
                                                              --------------
    Total liabilities                                              5,271,847
                                                              --------------
NET ASSETS                                                    $  219,378,101
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  174,552,341
Accumulated net investment loss                                     (677,180)
Accumulated net realized gain                                     21,848,630
Net unrealized appreciation                                       23,654,310
                                                              --------------
NET ASSETS                                                    $  219,378,101
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $195,356,668)               18,672,067
Net asset value per share                                             $10.46
Offering price per share $10.46/(1-5.75%)                             $11.10
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,317,181)                 1,760,349
Net asset value and offering price per share                           $9.84
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,704,252)                    682,940
Net asset value and offering price per share                           $9.82

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME
Dividends                                                     $    3,052,320
Interest                                                             363,693
Foreign taxes withheld                                              (174,772)
                                                              --------------
  Total investment income                                          3,241,241
                                                              --------------
EXPENSES
Investment advisory fee                                            1,625,176
Distribution fee, Class A                                            490,422
Distribution fee, Class B                                            159,429
Distribution fee, Class C                                             45,784
Financial agent fee                                                  215,379
Transfer agent                                                       461,156
Custodian                                                            277,846
Printing                                                              69,954
Professional                                                          62,104
Registration                                                          57,376
Trustees                                                              18,202
Miscellaneous                                                         45,179
                                                              --------------
  Total expenses                                                   3,528,007
                                                              --------------
NET INVESTMENT LOSS                                                 (286,766)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   25,559,538
Net realized loss on foreign currency transactions                  (219,403)
Net change in unrealized appreciation (depreciation) on
  investments                                                        957,947
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  12,841
                                                              --------------
NET GAIN ON INVESTMENTS                                           26,310,923
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   26,024,157
                                                              ==============

                       See Notes to Financial Statements                      15

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            6/30/00       6/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (286,766) $     61,041
  Net realized gain (loss)                  25,340,135    50,145,530
  Net change in unrealized appreciation
    (depreciation)                             970,788   (33,670,686)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               26,024,157    16,535,885
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (25,806,889)  (34,904,402)
  Net realized gains, Class B               (1,912,082)   (2,069,960)
  Net realized gains, Class C                 (251,970)      (20,465)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (27,970,941)  (36,994,827)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (23,382,174 and 12,453,031 shares,
    respectively)                          240,088,995   136,514,002
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (1,312,244 and 0 shares,
    respectively) (See Note 4)              12,184,288            --
  Net asset value of shares issued from
    reinvestment of distributions
    (2,527,156 and 3,086,328 shares,
    respectively)                           23,912,680    31,171,910
  Cost of shares repurchased (26,171,718
    and 12,685,436 shares, respectively)  (271,096,781) (139,064,651)
                                          ------------  ------------
Total                                        5,089,182    28,621,261
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (516,400
    and 986,822 shares, respectively)        4,982,225    10,356,022
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (549,899 and 0 shares,
    respectively) (See Note 4)               4,830,309            --
  Net asset value of shares issued from
    reinvestment of distributions
    (193,866 and 177,841 shares,
    respectively)                            1,739,379     1,723,276
  Cost of shares repurchased (682,864
    and 883,524 shares, respectively)       (6,575,517)   (9,320,274)
                                          ------------  ------------
Total                                        4,976,396     2,759,024
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (255,174
    and 83,139 shares, respectively)         2,501,824       877,235
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (421,337 and 0 shares,
    respectively) (See Note 4)               3,694,337            --
  Net asset value of shares issued from
    reinvestment of distributions
    (23,826 and 2,112 shares,
    respectively)                              216,109        20,465
  Cost of shares repurchased (97,800 and
    4,848 shares, respectively)               (961,295)      (54,062)
                                          ------------  ------------
Total                                        5,450,975       843,638
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      15,516,553    32,223,923
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     13,569,769    11,764,981
NET ASSETS
  Beginning of period                      205,808,332   194,043,351
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($677,180) AND DISTRIBUTIONS IN
    EXCESS OF NET INVESTMENT INCOME OF
    ($223,516), RESPECTIVELY]             $219,378,101  $205,808,332
                                          ============  ============

16                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ---------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                  ---------------------------------------------------------------
                                                      2000         1999         1998         1997            1996
Net asset value, beginning of period              $  10.93     $  12.40     $  10.75     $  10.29        $   9.04
INCOME FROM INVESTMENT OPERATIONS(3)
  Net investment income (loss)                       (0.01)(1)     0.01(1)      0.02         0.03(1)        (0.02)(1)
  Net realized and unrealized gain                    1.08         0.90         2.97         1.25            1.87
                                                  --------     --------     --------     --------        --------
      TOTAL FROM INVESTMENT OPERATIONS                1.07         0.91         2.99         1.28            1.85
                                                  --------     --------     --------     --------        --------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --           --        (0.13)       (0.04)             --
  Dividends from net realized gains                  (1.54)       (2.38)       (1.20)       (0.78)          (0.60)
  In excess of net investment income                    --           --        (0.01)          --              --
                                                  --------     --------     --------     --------        --------
      TOTAL DISTRIBUTIONS                            (1.54)       (2.38)       (1.34)       (0.82)          (0.60)
                                                  --------     --------     --------     --------        --------
Change in net asset value                            (0.47)       (1.47)        1.65         0.46            1.25
                                                  --------     --------     --------     --------        --------
NET ASSET VALUE, END OF PERIOD                    $  10.46     $  10.93     $  12.40     $  10.75        $  10.29
                                                  ========     ========     ========     ========        ========
Total return(2)                                     11.49%        8.90%       31.45%       13.40%           21.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $195,357     $192,619     $183,188     $153,005        $146,052

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.56%        1.45%        1.42%        1.53%            1.60%
  Net investment income (loss)                      (0.06)%       0.07%        0.21%        0.34%           (0.19)%
Portfolio turnover                                    112%         166%         156%         234%             245%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See Notes to Financial Statements                      17

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS B                                  CLASS C
                                                  -----------------------------------------------------------        --------

                                                                      YEAR ENDED JUNE 30,                              YEAR
                                                  -----------------------------------------------------------         ENDED
                                                     2000        1999        1998          1997          1996        6/30/00
Net asset value, beginning of period              $ 10.44     $ 12.04     $ 10.53        $10.14        $ 8.98         $10.42
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      (0.08)(1)   (0.07)(1)   (0.06)        (0.03)(1)     (0.08)(1)      (0.07)(1)
  Net realized and unrealized gain                   1.02        0.85        2.90          1.21          1.84           1.01
                                                  -------     -------     -------        ------        ------         ------
      TOTAL FROM INVESTMENT OPERATIONS               0.94        0.78        2.84          1.18          1.76           0.94
                                                  -------     -------     -------        ------        ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --          --       (0.11)        (0.01)           --             --
  Dividends from net realized gains                 (1.54)      (2.38)      (1.20)        (0.78)        (0.60)         (1.54)
  In excess of net investment income                   --          --       (0.02)           --            --             --
                                                  -------     -------     -------        ------        ------         ------
      TOTAL DISTRIBUTIONS                           (1.54)      (2.38)      (1.33)        (0.79)        (0.60)         (1.54)
                                                  -------     -------     -------        ------        ------         ------
Change in net asset value                           (0.60)      (1.60)       1.51          0.39          1.16          (0.60)
                                                  -------     -------     -------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                    $  9.84     $ 10.44     $ 12.04        $10.53        $10.14         $ 9.82
                                                  =======     =======     =======        ======        ======         ======
Total return(2)                                    10.71%       7.99%      30.61%        12.46%        20.50%          10.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $17,317     $12,351     $10,855        $8,412        $5,709         $6,704

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.31%       2.21%       2.17%         2.29%         2.34%           2.31%
  Net investment income (loss)                     (0.80)%     (0.65)%     (0.54)%       (0.35)%       (0.86)%         (0.74)%
Portfolio turnover                                   112%        166%        156%          234%          245%            112%

                                                 CLASS C
                                               -----------
                                                  FROM
                                                INCEPTION
                                               12/16/98 TO
                                                 6/30/99
Net asset value, beginning of period              $11.62
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                        --(1)
  Net realized and unrealized gain                  1.18
                                                  ------
      TOTAL FROM INVESTMENT OPERATIONS              1.18
                                                  ------
LESS DISTRIBUTIONS
  Dividends from net investment income                --
  Dividends from net realized gains                (2.38)
  In excess of net investment income                  --
                                                  ------
      TOTAL DISTRIBUTIONS                          (2.38)
                                                  ------
Change in net asset value                          (1.20)
                                                  ------
NET ASSET VALUE, END OF PERIOD                    $10.42
                                                  ======
Total return(2)                                    11.68%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.28%(4)
  Net investment income (loss)                      0.04%(4)
Portfolio turnover                                   166%(3)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

18                     See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers Class A, Class B and Class C shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date the rate was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for their services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (CONTINUED)

  Aberdeen Fund Managers, Inc. ("Aberdeen"), a subsidiary of Aberdeen Asset Management PLC, is the subadviser to the Phoenix-Aberdeen Worldwide Opportunities Fund. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen Worldwide Opportunities Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $10,260 for Class A shares and deferred sales charges of $34,092 for Class B shares and $629 for Class C shares for the year ended June 30, 2000. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 2000, approximately $310,271 was retained by the Distributor, $365,346 was paid to unaffiliated participants and $20,018 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company ("State Street") as sub-transfer agent. For the year ended June 30, 2000, transfer agent fees were $461,156 of which PEPCO retained $169,515 which is net of the fees paid to State Street.

  For the year ended June 30, 2000, the Fund paid PXP Securities Corp., a wholly owned subsidiary of PHL, brokerage commissions of $13,500 in connection with portfolio transactions effected by it.

  At June 30, 2000, PHL and affiliates held 281 Class A shares, 2 Class B shares and 12,591 Class C shares of the Fund with a combined value of $126,603.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 aggregated $232,949,159 and $252,255,636 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. MERGER

  On October 22, 1999 the Fund acquired all the net assets of the Phoenix-Engemann Global Growth Fund ("Global Growth Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of Phoenix-Engemann Funds on October 20, 1999. The acquisition was accomplished by a tax-free exchange of 1,312,244 Class A shares of the Fund, 549,899 Class B shares of the Fund and 421,337 Class C shares of the Fund (valued at $12,184,288, $4,830,309 and $3,694,337, respectively) for 513,377 Global Growth
Fund Class A shares, 208,541 Global Growth Fund Class B shares, and 159,597 Global Growth Fund Class C shares outstanding on October 22, 1999. The Global Growth Fund's net assets at that date of $20,708,934, including $4,847,652 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $209,751,070.

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

6. CAPITAL LOSS CARRYOVERS

  For the year ended June 30, 2000, the Fund utilized a capital loss carryover of $405,220 which was generated from the Global Growth Fund merger.

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2000, the Fund deferred foreign currency losses of $144,784.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of June 30, 2000, the Fund has increased capital paid in on shares of beneficial interest by $405,220, increased undistributed net investment loss by $166,898 and decreased accumulated net realized gain by $238,322.

TAX INFORMATION NOTICE (UNAUDITED) LONG-TERM CAPITAL GAINS

  The Fund distributed $11,460,308 of long-term gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by and effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders
of Phoenix-Aberdeen Worldwide Opportunities Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

Special meetings of Shareholders of the Phoenix-Aberdeen Worldwide Opportunities Fund were held on May 16, 2000 and May 31, 2000 to approve the following matters:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares

    2. Approve a new Rule 12b-1 Distribution Plan for Class C Shares

On the record date for these meetings, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                                                SHARES OUTSTANDING    PERCENTAGE PRESENT BY PROXY
---------------                                                ------------------    ---------------------------
Phoenix-Aberdeen Worldwide Opportunities Fund Class B              1,801,789                   50.25%
Phoenix-Aberdeen Worldwide Opportunities Fund Class C                655,290                   51.13%

NUMBER OF VOTES

                                                                FOR      AGAINST    ABSTAIN
                                                              --------   --------   --------
1. Approve a new Rule 12b-1 Distribution Plan for Class B
  Shares                                                      812,546     31,032     61,808
2. Approve a new Rule 12b-1 Distribution Plan for Class C
  Shares                                                      320,830      4,761      9,458

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
The Fund Connection          1-800-243-1574
Customer Service             1-800-243-1574 (option
                             0)
Investment Strategy Hotline  1-800-243-4361 (option
                             2)
Marketing Department         1-800-243-4361 (option
                             3)
Text Telephone               1-800-243-1926

www.phoenixinvestments.com

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Phoenix Equity Planning Corporation                           -----------------
P O  Box 2200                                                 |   PRSRT STD   |
Enfield CT 06083-2200                                         |  U.S. Postage |
                                                              |    P A I D    |
                                                              |     Andrew    |
                                                              |   Associates  |
                                                              -----------------



[LOGO] PHOENIX
       INVESTMENT PARTNERS


For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.


PXP 758 (8/00)